March 22, 2006

Supplement

SUPPLEMENT DATED MARCH 22, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY INFORMATION FUND
Dated July 29,  2005

The information in the section of the Fund’s Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers’’ is hereby replaced with the following:

As of January 31,  2006:

David Walker managed seven mutual funds with a total of approximately $8.1 billion in assets; no pooled investment vehicles; and no other accounts.

Mary Jayne Maly managed three mutual funds with a total of approximately $731.7 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $93 million in assets; and one other account with a total of approximately $292.3 million in assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following information is hereby added in the section of the Fund’s Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers’’:

As of February  28, 2006, Mary Jayne Maly and David Walker did not own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.